STOCK PURCHASE AGREEMENT

                                      among

                         MIDWEST MERGER MANAGEMENT, LLC

                        MARTIN BOTHMANN, MICHAEL ZULIANI,

                        COLIN FIDLER, CHRISTINE RECAREY,

                   BRIAN PARADIS, ST. ANDREWS VENTURE CAPITAL

                                       and

                            CERTIFIED SERVICES, INC.


                          Dated as of October 19, 2001


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                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

1.1               Definitions

                                   ARTICLE II

                           SALE AND PURCHASE OF SHARES

2.1               Sale and Purchase
2.2               Payment of Purchase Price

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLERS

3.1               Due Incorporation; No Subsidiaries
3.2               Due Authorization
3.3               Consents and Approvals; Authority Relative to
                      this Agreement
3.4               Capitalization
3.5               Financial Statements; Undisclosed Liabilities;
                      Other Documents
3.6               No Adverse Effects or Changes
3.7               Properties Transferred Pursuant to the ADA
3.8               Employee Benefits
3.9               Employment and Labor Matters
3.10              Taxes
3.11              No Defaults or Violations
3.12              Environmental Matters
3.13              Litigation
3.14              No Conflict of Interest
3.15              Bank Accounts
3.16              Claims Against Officers and Directors
3.17              Due Diligence Materials
3.18              Improper and Other Payments
3.19              Brokers
3.20              Accuracy of Statements
3.21              Investigation

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                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

4.1               Due Incorporation
4.2               Due Authorization
4.3               Consents and Approvals; Authority Relative to
                      This Agreement

                                    ARTICLE V

                                    COVENANTS

5.1               Implementing Agreement
5.2               Access to Information and Facilities
5.3               Preservation of Business
5.4               Consents and Approvals
5.5               Maintenance of Insurance
5.6               Resignation of Officers and Directors
5.7               Supplemental Information
5.8               Exclusivity
5.9               Tax Indemnity
5.10              Termination of Certain Agreements
5.11              Required Information for Internal Revenue Service
                      Form 8820

                                   ARTICLE VI

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

6.1               Warranties True as of Both Present Date and
                      Closing Date
6.2               Compliance with Agreements and Covenants
6.3               Consents and Approvals
6.4               Documents
6.5               Due Diligence Review
6.6               Delivery of Exhibits
6.7               No Material Adverse Change
6.8               Actions or Proceedings

                                   ARTICLE VII

                 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS

7.1               Warranties True as of Both Present Date and
                      Closing Date
7.2               Compliance with Agreements and Covenants
7.3               Documents
7.4               Actions or Proceedings
7.5      Consents and Approvals
7.6      Reporting Status
7.7      Listing Requirement

                                  ARTICLE VIII

                                     CLOSING

8.1               Closing
8.2               Deliveries by Sellers
8.3               Deliveries by Buyer

                                   ARTICLE IX

                                   TERMINATION

9.1               Prior to or at Closing
9.2      Notice
9.3      No Liability for Proper Termination


                                    ARTICLE X

                                 INDEMNIFICATION

10.1              Survival of Representations
10.2              Agreement to Indemnify
10.3              Notice

                                   ARTICLE XI

                                  MISCELLANEOUS

11.1              Expenses
11.2              Amendment
11.3              Notices
11.4              Effect of Investigation
11.5              Waivers
11.6              Counterparts
11.7              Interpretation
11.8              Applicable Law
11.9              Assignment
11.10             No Third-Party Beneficiaries
11.11             Publicity
11.12             Further Assurances
11.13             Severability
11.14             Remedies Cumulative
11.15             Entire Understanding
11.16             Jurisdiction of Disputes; Waiver of Jury Trial

                            STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made as of October 19, 2001, among MIDWEST MERGER MANAGEMENT, LLC, a Kentucky limited liability company ("Buyer"), MARTIN BOTHMANN, MICHAEL ZULIANI, COLIN FIDLER, CHRISTINE RECAREY, BRIAN PARADIS and ST. ANDREWS VENTURE CAPITAL of c/o 2654 West Horizon Ridge Parkway, Suite B-3, Henderson, Nevada 89052 (referred to herein individually as "Seller" and collectively as "Sellers"), and CERTIFIED SERVICES, INC., a Nevada corporation (the "Company").


                                P R E A M B L E:


         WHEREAS, Buyer wishes to purchase from Sellers and Sellers wish to sell to Buyer all of their outstanding Shares of the Company totaling an aggregate of 1,800,000 shares of the Company's common stock.

         NOW, THEREFORE, for good valuable, consideration, the sufficiency and receipt of which are hereby acknowledged, and for the foregoing and the mutual covenants, agreements and warranties herein contained, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         1.1 Definitions. The following terms shall have the following meanings for the purposes of this Agreement:

         "ADA" means asset disposition agreement negotiated between the Company and Newco (as defined herein), which contemplates transfer of Designated Assets and Designated Liabilities from CSRV to Newco.

         "Affiliate" means, with respect to any specified Person, (1) any other Person which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified Person,
(2) any other Person which is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities of the specified Person or a Person described in clause (1) of this paragraph, (3) another Person of which the specified Person is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, or (4) any relative or spouse of the specified Person or any of the foregoing Persons.

         "Business Day" means any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which commercial banks located in New York City are generally closed for business.

         "Buyer Confidential Information" means all confidential information concerning Buyer or its Affiliates that (i) is not and has not become ascertainable or obtainable from public or published information, (ii) is not received from a third party or is received from a third party pursuant to the authorization of Buyer, (iii) was not in the Company's or either or both of Sellers' possession prior to disclosure thereof to Sellers or the Company in connection with the transactions contemplated herein, and (iv) was not independently developed by the Company or either or both of Sellers.

         "Buyer Indemnified Parties" means Buyer and each of its Affiliates (including, after the Closing, the Company) and their respective officers, directors, employees, agents and representatives, provided that in no event shall Sellers be deemed a Buyer Indemnified Party.

         "Cash Amounts" has the meaning set forth in Section 2.2.

         "Closing" means the consummation of the transactions contemplated herein.

         "Closing Date" means the date on which the Closing occurs.

         "Closing Date Escrow Fund Balance" means the aggregate value of the Escrow Fund as of the Closing Date.

         "Code" means the United States Internal Revenue Code of 1986, as amended.

         "Company Confidential Information" means all confidential information concerning the Company or its Affiliates that (i) is not and has not become ascertainable or obtainable from public or published information, (ii) is not received from a third party or is received from a third party pursuant to the authorization of the Company or either or both of Sellers in connection with Buyer's due diligence review of the Company, (iii) was not in Buyer's possession prior to disclosure thereof to Buyer in connection with the transactions contemplated herein, and (iv) was not independently developed by Buyer.

         "Company Material Adverse Change" means a change (or circumstance involving a prospective change) in the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of the Company which is materially adverse.

         "Company Material Adverse Effect" means an effect (or circumstance involving a prospective effect) on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of the Company which is materially adverse.

         "Contract" means any contract, lease, commitment, understanding, sales order, purchase order, agreement, indenture, mortgage, note, bond, right, warrant, instrument, plan, permit or license, whether written or oral, which is intended or purports to be binding and enforceable.

         "Designated Assets" means all of the assets of the Company appearing on the Company's unaudited financial statements for the quarter ending forty five
(45) days from the Closing Date.

         "Designated Liabilities" means all of the liabilities of the Company appearing on the Company's unaudited financial statement for the quarter ending forty five (45) days from the Closing.

         "Dollars" or numbers preceded by the symbol "$" means amounts in United States Dollars.

         "Environmental Law" means any law which relates to or otherwise imposes liability or standards of conduct concerning mining or reclamation of mined land, discharges, emissions, releases or threatened releases of noises, odors or any pollutants, contaminants or hazardous or toxic wastes, substances or materials, whether as matter or energy, into ambient air, water, or land, or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, cleanup, transport or handling of pollutants, contaminants, or hazardous or toxic wastes, substances or materials, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and the Superfund Amendments and Reauthorization Act of 1986 (together, as amended, "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended, the Toxic Substances Control Act of 1976, as amended, the Federal Water Pollution Control Act Amendments of 1972, the Clean Water Act of 1977, as amended, any so-called "Superlien" law, and any other similar federal, state or local Law.

         "Environmental Permit" means any permit, license, approval, consent or other authorization required by or pursuant to any applicable Environmental Law.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Existing Borrowings" means all borrowings from lending institutions, vendors or agencies of federal, state or local governments or their political subdivisions, as set forth on the Financial Statements or in the books and records of the Company.

         "Financial Statements" means all of the following:

                  (a) the audited financial statements of the Company as of December 31, 1999 (including all schedules and notes thereto), consisting of the balance sheet at such date and the related statements of income and expenses, retained earnings, changes in financial position and cash flows for the twelve-month period then ended; and

                  (b) the audited financial statements of the Company as of December 31, 2000 (including all schedules and notes thereto) consisting of the balance sheet at such date and the related statements of income and expenses, retained earnings, changes in financial position and cash flows for the twelve-month period then ended.

In addition to (a) and (b) above, after the date of this Agreement, the term "Financial Statements" shall include any and all Interim Financial Statements thereafter issued and all audited financial statements filed with or required to be filed with the Securities and Exchange Commission.

         "GAAP" means U.S. generally accepted accounting principles at the time in effect.

         "Governmental Authority" means the government of the United States or any foreign country or any state or political subdivision thereof and any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Group" shall collectively mean all affiliated groups of corporations of which the Company is or has been a member that have filed any consolidated Tax Returns for any period ending on or before the Closing Date for which the statute of limitations has not yet expired.


         "Hazardous Material" means

               (a) any "hazardous substance," as defined by CERCLA;

               (b)  any   "hazardous   waste,"  as   defined  by  the   Resource
          Conservation and Recovery Act, as amended;

               (c) any petroleum product or fractions thereof; or

               (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local Law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as now or at any time hereafter in effect.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

         "Indemnified Person" means the Person or Persons entitled to, or claiming a right to, indemnification.

         "Indemnifying Person" means the Person or Persons claimed by the Indemnified Person to be obligated to provide indemnification.

         "Intellectual Property" means any and all trademarks, tradenames, service marks, patents, copyrights (including any registrations, applications, licenses or rights relating to any of the foregoing), technology, trade secrets, inventions, know-how, designs, computer programs, processes, and all other intangible assets, properties and rights. The "Company's Intellectual Property" means any and all Intellectual Property used by the Company in the conduct of its business.

         "Interim Financial Statements" means any financial statements delivered to Buyer pursuant to Section 5.11.

         "Joint Auditors" means (i) certified public accounting firm chosen by Buyer, and (ii) any certified public accounting firm chosen by Sellers (acting together).

         "Latest Balance Sheet" means the audited comparative balance sheet of the Company dated as of December 31, 1993, set forth in Exhibit 3.5.

         "Law" means any law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

         "Lien" means any mortgage, lien (except for any lien for Taxes not yet due and payable), charge, restriction, pledge, security interest, option, lease or sublease, claim, right of any third party, easement, encroachment or encumbrance.

         "Loss" or "Losses" means any and all liabilities, losses, costs, claims, damages (including consequential damages), penalties and expenses (including attorneys' fees and expenses and costs of investigation and litigation). In the event any of the foregoing are indemnifiable hereunder, the terms "Loss" and "Losses" shall include any and all attorneys' fees and expenses and costs of investigation and litigation incurred by the Indemnified Person in enforcing such indemnity. No Loss shall be reduced by reason of tax benefits allegedly enjoyed as a result of such Loss by any Indemnified Party. Without limitation, "Loss" and "Losses" shall include fees and disbursements of counsel incurred by any Indemnified Party in an action or proceeding between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise.

         "Newco" means an entity to be created by Martin Bothmann and Michael Zuliani to which it shall continue the operations of the Company by assigning all of the Company's assets to Newco in return for Newco's assumption of all the Company's liabilities.

         "Person" means any individual, corporation, proprietorship, firm, partnership, limited partnership, trust, association or other entity, including a government or government department, agency or instrumentality.

         "Pre-Tax Earnings" has the meaning set forth in Section 2.3(b).

         "Real Property Leases" has the meaning set forth in Section 3.9.

         "Related Agreement" means any Contract which is or is to be entered into at the Closing or otherwise pursuant to this Agreement. The Related Agreements executed by a specified Person shall be referred to as "such Person's Related Agreements," "its Related Agreements" or another similar expression.

         "Shares" means the 1,800,000 shares of Common Stock, $.001 par value per share, of the Company held of record by Sellers, 750,000 of which shares are held of record by Martin Bothmann and 750,000 of which shares are held of record by Michael Zuliani, 10,000 of which shares are held of record by Colin Fidler, 100,000 of which shares are held of record by Christine Recarey, 105,000 of which shares are held of record by St. Andrews Venture Capital, 85,000 of which shares are held of record by Brian Paradis.

         "Subsidiaries" means any Person 50.1% or more of the voting power of which is controlled by another Person.

         "Taxes" means all taxes, charges, fees, duties, levies or other assessments, including income, gross receipts, net proceeds, ad valorem, turnover, real and personal property (tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, interest equalization, windfall profits, severance, employee's income withholding, other withholding, unemployment and Social Security taxes, which are imposed by any Governmental Authority, and such term shall include any interest, penalties or additions to tax attributable thereto.

         "Tax Return" means any report, return or other information required to be supplied to a Governmental Authority in connection with any Taxes.

         "Tax Statute of Limitations Date" means the close of business on the 30th day after the expiration of the applicable statute of limitations with respect to Taxes, including any extensions thereof (or if such date is not a Business Day, the next Business Day).

         "Tax Warranty" means a representation or warranty in Sections 3.17 or 3.19.

         "Title and Authorization Warranty" means a representation or warranty in Sections 3.2, 3.4 or 3.7.

         "Two Times Prime Rate" means two times the weighted average prime rate (as the prime rate as from time to time announced by Citibank, N.A. in New York
City).



                                   ARTICLE II

                           SALE AND PURCHASE OF SHARES

         2.1 Sale and Purchase. Each Seller hereby agrees to sell to Buyer that number of Shares set forth on Exhibit 2.1 opposite the name of such Seller, which Shares in the aggregate represent 100% of the issued and outstanding shares of capital stock of each Seller, free and clear of all Liens, and Buyer hereby agrees to purchase all such Shares.




2.2       Payment of Purchase Price.

         (a) Buyer, in consideration for the Shares, shall pay to Sellers Two Hundred Thousand Dollars ($200,000) in the following manner: (i) certified check in the amount of Two Hundred Thousand Dollars ($200,000) to be delivered at Closing.

         (b) Buyer, as additional consideration, shall issue 75,000 shares of its common stock, after Buyer has consummated a share exchange with the Company, a reverse split of its common stock and Buyer has received approval for the trading of its common stock.

                                   ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF SELLERS AND THE COMPANY

         The Company and the Sellers jointly and severally, represent and warrant to Buyer, as of the date of this Agreement and as of the Closing Date (as if such representations and warranties were remade on the Closing Date), as follows:

         3.1 Due Incorporation; No Subsidiaries. The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada, with all requisite power and authority to own, lease and operate its properties and to carry on its business as they are now being owned, leased, operated and conducted. The Company is licensed or qualified to do business and is in good standing (where the concept of "good standing" is applicable) as a foreign corporation in each jurisdiction where the nature of the properties owned, leased or operated by it and the business transacted by it require such licensing or qualification. The jurisdictions in which the Company is incorporated and licensed or qualified to do business as a foreign corporation are set forth on Schedule 3.1. The Company has no direct or indirect Subsidiaries, either wholly or partially owned, and the Company does not hold any direct or indirect economic, voting or management interest in any Person or directly or indirectly own any security issued by any Person. True, correct and complete copies of the Certificate of Incorporation and Bylaws, as amended, and all minutes of all meetings (or written consents in lieu of meetings) of the Board of Directors (and all committees thereof) and stockholders of the Company have been delivered to Buyer.

         3.2 Due Authorization. Each of Sellers and the Company has full power and authority to enter into this Agreement and each of Sellers and the Company has full power and authority to enter into their respective Related Agreements and to consummate the transactions contemplated hereby and thereby. Each of Sellers and the Company has duly and validly executed and delivered this Agreement and each of Sellers and the Company has duly and validly executed and delivered (or prior to or at the Closing will duly and validly execute and deliver) their respective Related Agreements. This Agreement constitutes legal, valid and binding obligations of each of Sellers and the Company and each respective Related Agreement upon execution and delivery by either or both of Sellers or by the Company will constitute legal, valid and binding obligations of such party, in each case, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

         3.3  Consents and Approvals; Authority Relative to this Agreement.

         (a) No consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this Agreement is necessary in connection with the execution, delivery and performance by either or both of Sellers or by the Company of this Agreement, their respective Related Agreements or the consummation of the transactions contemplated hereby or thereby.

         (b) The execution, delivery and performance by Sellers and the Company of this Agreement and their respective Related Agreements do not and will not, and the consummation of the transactions contemplated hereby and thereby does not and will not, (i) violate any Law; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of either or both of Sellers, the Company under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any Contract to which either or both of Sellers or the Company is a party or by which either or both of Sellers or the Company or any of their respective assets or properties are bound; (iii) permit the acceleration of the maturity of any indebtedness of either of Sellers or the Company or indebtedness secured by their respective assets or properties; or
(iv) violate or conflict with any provision of any of the certificate of incorporation, charter, bylaws or similar organizational instruments of the Company.

         3.4  Capitalization.

         (a) The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, $.001 par value per share, of which 3,421.145 shares are currently issued and outstanding. All of such Shares (i) are validly issued, fully paid and nonassessable and (ii) are, and when issued were, free of preemptive rights. Martin Bothmann owns, legally and beneficially, 750,000 of such Shares, Michael Zuliani owns, legally and beneficially, 750,000 of such Shares , Colin Fidler owns, legally and beneficially, 10,000 of such Shares, Christine Recarey owns, legally and beneficially, 100,000 of such Shares, St. Andrews Venture Capital owns, legally and beneficially, 105,000 of such Shares and Brian Paradis owns, legally and beneficially, 85,000 of such Shares, free and clear of any and all Liens. There are no shares of capital stock of the Company held in the treasury of the Company and no shares of capital stock of the Company are currently reserved for issuance for any purpose or upon the occurrence of any event or condition.

         (b) There are no shares of capital stock or other securities of the Company issued or outstanding or any subscriptions, options, warrants, calls, rights, convertible securities or other agreements or commitments of any character obligating either or both of Sellers or the Company, or obligating either or both of Sellers or any of their Affiliates to cause the Company, to issue, transfer or sell, or cause the issuance, transfer or sale of, any shares of capital stock or other securities whether or not such securities have voting rights of the Company. There are no outstanding contractual obligations of either or both of Sellers or the Company which relate to the purchase, sale, issuance, repurchase, redemption, acquisition, transfer, disposition, holding or voting of any shares of capital stock or other securities of the Company or the management or operation of the Company. No Person has any right to participate in, or receive any payment based on any amount relating to, the revenue, income, value or net worth of the Company or any component or portion thereof, or any increase or decrease in any of the foregoing.

         (c) The assignments, endorsements, stock powers and other instruments of transfer delivered by each Seller to Buyer at the Closing will be sufficient to transfer such Seller's entire interest, legal and beneficial, in the Shares. Each Seller has, and on the Closing Date will have, full power and authority to convey good and marketable title to all of the Shares, and upon transfer to Buyer of the certificates representing such Shares, Buyer will receive good and marketable title to such Shares, free and clear of all Liens.

         3.5  Financial Statements; Undisclosed Liabilities; Other Documents.

         (a) The Financial Statements have been prepared in accordance with GAAP consistently applied and present fairly the financial position, assets, liabilities and retained earnings of the Company as of the dates thereof and the revenues, expenses, results of operations, changes in financial position and cash flows of the Company for the periods covered thereby. The Financial Statements are in accordance with the books and records of the Company, do not reflect any transactions which are not bona fide transactions and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

         (b) Except as set forth in the Latest Balance Sheet, the Company has no liabilities, debts, claims or obligations, whether accrued, absolute, contingent or otherwise, whether due or to become due, other than trade payables and accrued expenses incurred in the ordinary course of business since the date of the Latest Balance Sheet.

         3.6 No Adverse Effects or Changes. Since September 30, 2001, the Company has not:

               (i)  suffered any Company Material Adverse Effect;

               (ii) suffered  any  damage,  destruction  or  Loss  to any of its assets or properties (whether or not covered by insurance);

               (iii)incurred any  obligation or entered into any Contract  which required a payment by any party in excess of, or a series of payments which in the aggregate exceed, $5,000 or provides for the delivery of goods or performance of services, or any combination thereof, having a value in excess of $5,000, except for purchases of raw materials and supplies in the ordinary course of business of the Company;

               (iv) taken any action, or entered into or authorized any Contract or transaction other than in the ordinary course of business and consistent with past practice;

               (v) sold, transferred, conveyed, assigned or otherwise disposed of any of its assets or properties, except sales of inventory in the ordinary course of business and consistent with past practice;

               (vi) waived,  released  or  cancelled  any claims  against  third parties or debts owing to it, or any rights which have any material value;

               (vii)made  any  changes  in  its  accounting  systems,  policies, principles or practices;

               (viii) entered into,  authorized,  or permitted  any  transaction with either or both of Sellers or any Affiliate of either or both of Sellers;

               (ix) authorized for issuance,  issued,  sold, delivered or agreed or committed to issue, sell or deliver (whether through the issuance or granting of options, warrants, convertible or exchangeable securities, commitments, subscriptions, rights to purchase or otherwise) any shares of its capital stock or any other securities, or amended any of the terms of any such securities;

               (x)  split,  combined,  or reclassified any shares of its capital stock, declared, set aside or paid any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeemed or otherwise acquired any securities of the Company;

               (xi) made any  borrowings,  incurred  any debt  (other than trade payables in the ordinary course of business and consistent with past practice), or assumed, guaranteed, endorsed (except for the negotiation or collection of negotiable instruments in transactions in the ordinary course of business and consistent with past practice) or otherwise become liable (whether directly, contingently or otherwise) for the obligations of any other Person, or made any payment or repayment in respect of any indebtedness (other than trade payables and accrued expenses in the ordinary course of business and consistent with past practice), in each case, in excess of $5,000;

               (xii)made any loans,  advances  or capital  contributions  to, or investments in, any other Person, in each case, in excess of $5,000;

               (xiii) entered into,  adopted,  amended or terminated  any bonus, profit sharing, compensation, termination, stock option, stock appreciation right, restricted stock, performance unit, pension, retirement, deferred compensation, employment, severance or other employee benefit agreements, trusts, plans, funds or other arrangements for the benefit or welfare of any director, officer or employee, or increased in any manner the compensation or fringe benefits of any director or officer, or paid any benefit not required by any existing plan and arrangement or entered into any contract, agreement, commitment or arrangement to do any of the foregoing;

               (xiv)except for capital expenditures  contemplated by (xv) below, acquired, leased or encumbered any assets outside the ordinary course of business or any assets which are material to the Company;

               (xv) authorized   or   made   any   capital   expenditure   which
                    individually is in excess of $5,000;

               (xvi)made  any  Tax  election  or  settled  or  compromised   any
                    federal, state, local or foreign Tax liability, or waived or extended the statute of limitations in respect of any such Taxes;

               (xvii) paid any amount, performed any obligation or agreed to pay any amount or perform any obligation, in settlement or compromise of any suits against the Company or any of its directors, officers, employees or agents;

               (xviii) paid in excess of $5,000,  performed  any  obligation  or agreed to pay in excess of $5,000 or perform any obligation, in settlement or compromise of any claims of liability against the Company or any of its directors, officers, employees or agents; or

               (xix)terminated,   modified,  amended  or  otherwise  altered  or
                    changed any of the terms or provisions of any Contract, or paid any amount not required by law or by any Contract, other than in the ordinary course of business and consistent with past practices.

         3.7 Properties Transferred Pursuant to the ADA. Pursuant to the terms of the ADA between the Company and Newco, the following assets shall be assigned to Newco in Exchange for an assumption by Newco of all of the Company's liabilities.

         (a) Leased Real Property. Exhibit 3.7 lists all leases pursuant to which the Company holds, occupies or uses any real property (the "Real Property Leases") and Exhibit 3.7 includes complete and accurate legal descriptions of such leased real property. The Company does not hold, occupy or use any real property except for the real property subject to the Real Property Leases (the "Leased Real Property"). True and complete copies of the Real Property Leases have been provided to Buyer. The activities carried on in all buildings, plants, facilities, installations, fixtures and other structures or improvements included as part of, or located on or at, the Leased Real Property, and the buildings, plants, facilities, installations, fixtures and other structures or improvements themselves, are not in violation of, or in conflict with, any applicable zoning, Environmental Law, health regulations or ordinance or any other similar Law. No asbestos, asbestos-containing materials, PCB compounds or other pollutants, contaminants or Hazardous Material have been used in the construction or repair of, or any alterations or additions to, or are otherwise located on, any portion of the Leased Real Property. No parcel of land included in the Leased Real Property relies on or regularly makes use of access to the nearest public road or right-of-way over land owned by others, except where such access is by means of one or more valid recorded easements not subject to divestiture, the terms of which have been disclosed in writing to Buyer prior to the date hereof, and which easements the Company is entitled to use under the terms of the documents creating such easements and under the terms of the Real Property Leases. All covenants or other restrictions (if any) to which any of the Leased Real Property is subject are being in all respects properly performed and observed and, except for covenants contained in the Real Property Leases, do not provide for forfeiture or reversion of title if violated, and neither the Company nor the owners of any of the Leased Real Property has received any notice of violation (or claimed violation) thereof. Sellers have delivered to Buyer true and complete copies of the most recent title insurance policies and surveys (if any) for the Leased Real Property and copies of any recorded documents referred to in such policies or surveys, together with copies of all reports (if any) of any engineers, environmental consultants or other consultants in its possession relating to any of the Leased Real Property.

         (b) Personal Property. Exhibit 3.10 sets forth a true and complete list of all of the tangible personal property (other than inventories included in Exhibit 3.11) used by the Company in its business having an original acquisition cost of $5,000 or more. Exhibit 3.10 also sets forth all leases of personal property binding upon the Company, or any of its assets or properties, and all items of personal property covered thereby. All of such tangible personal property is presently utilized by the Company in the ordinary course of its business. Sellers have delivered to Buyer true and complete copies of all such personal property leases.

         (c) Inventories. Exhibit 3.11 contains a true and accurate schedule of all inventories of the Company as of September 31, 2001, with a complete listing of all items that have remained in inventory for over twelve months. Except as described on Exhibit 3.11, each item of the inventory owned by the Company is of merchantable quality, is not obsolete and is usable and saleable in the ordinary course of its business, and none of such items is held on assignment or consignment. Such inventories are fairly reflected in the inventory accounts on the balance sheets included in the Financial Statements in accordance with GAAP, including all appropriate reserves, and are valued at the lower of cost or market.

         (d) Accounts Receivable and Advances. Exhibit 3.12 contains a true and accurate schedule of all accounts receivable of the Company in excess of $5,000 and originating on or prior to October 31, 2001, and all loans and advances to third parties ("Advances"). Except as disclosed on Exhibit 3.12, (a) each account receivable of the Company (collectively, the "Accounts Receivable") represents a sale made in the ordinary course of business other than to Affiliates and which arose pursuant to an enforceable written Contract for a bona fide sale of goods or for services performed, and the Company has performed all of its obligations to produce the goods or perform the services to which such Account Receivable relates, and (b) to the best of Sellers' knowledge, no Account Receivable or Advance, in each case in excess of $1,000, is subject to any claim for reduction, counterclaim, set-off, recoupment or other claim for credit, allowances or adjustments by the obligor thereof. Except as reserved against in the Financial Statements, all Accounts Receivable and Advances are collectible in full within 90 days of their origination.

         (e) Intellectual Property. Exhibit 3.13 is a true and complete list of all of the trademarks, tradenames, service marks, patents and copyrights (including any registrations of or pending applications for any of the foregoing) used by the Company in the conduct of its business. Except as disclosed on Exhibit 3.13:

               (i) all of the Company's Intellectual Property is owned by the Company free and clear of all Liens, and is not subject to any license, royalty or other agreement, and the Company has not granted any license or agreed to pay or receive any royalty in respect of any Intellectual Property;

               (ii) none of the Company's  Intellectual  Property has been or is the subject of any pending or threatened litigation or claim of infringement;

               (iii)no license or royalty  agreement  to which the  Company is a party is in breach or default by any party thereto or the subject of any notice of termination given or threatened;

               (iv) the  products  manufactured  or sold by the  Company and any process, method, part, design, material or other Intellectual Property they employ, and the marketing and use by the Company of any such product, service or other Intellectual Property, do not infringe any Intellectual Property or confidential or proprietary rights of another, and the Company has not received any notice contesting its right to use any Intellectual Property; and

               (v) the Company owns or possesses adequate rights in perpetuity in and to all Intellectual Property necessary to conduct its business as presently conducted.

         (f) Contracts. Exhibit 3.14 lists all the Contracts and arrangements of the following types to which the Company is a party or by which it is bound, or to which any of its assets or properties is subject:

               (i) any collective bargaining agreement and a summary of the collective bargaining unit's position with respect to any such agreement currently the subject of negotiations;

               (ii) any Contract or  arrangement  of any kind with any employee, officer or director of the Company or any of the respective Affiliates of such individuals, or any Contract or other arrangement of any kind with either or both of Sellers or any Affiliate of either or both of Sellers other than any such Contract or arrangement described in Section 3.17(a);

               (iii)any  Contract or  arrangement  with a sales  representative, manufacturer's representative, distributor, dealer, broker, sales agency, advertising agency or other Person engaged in sales, distributing or promotional activities, or any Contract to act as one of the foregoing on behalf of any Person;

               (iv) any Contract or arrangement of any nature which involves the payment or receipt of cash or other property, an unperformed commitment, or goods or services, (i) having a value in excess of $5,000 if such Contract or arrangement is not for the purchase by the Company of raw materials, or (ii) having a value in excess of $5,000 if such Contract or arrangement is for the purchase by the Company of raw materials;

               (v) any Contract or arrangement pursuant to which the Company has made or will make loans or advances, or has or will have incurred debts or become a guarantor or surety or pledged its credit on or otherwise become responsible with respect to any undertaking of another (except for the negotiation or collection of negotiable instruments in transactions in the ordinary course of business);

               (vi) any  indenture,  credit  agreement,  loan  agreement,  note, mortgage, security agreement, lease of real property or personal property, loan commitment or other Contract or arrangement relating to the borrowing of funds, an extension of credit or financing;

               (vii)any Contract or arrangement  involving a partnership,  joint venture or other cooperative undertaking;

               (viii) any Contract or  arrangement  involving  any  restrictions with respect to the geographical area of operations or scope or type of business of the Company;

               (ix) any power of attorney  or agency  agreement  or  arrangement with any Person pursuant to which such Person is granted the authority to act for or on behalf of the Company, or the Company is granted the authority to act for or on behalf of any Person;

               (x) any Contract not made in the ordinary course of business which is to be performed in whole or in part at or after the date of this Agreement;

               (xi) any Contract,  whether or not fully  performed,  relating to any acquisition or disposition of the Company or any predecessor in interest of the Company, or any acquisition or disposition of any subsidiary, division, line of business, or real property; and

               (xii)any  Contract  not  specified  above that is material to the
                    Company.

         (g) Permits. Exhibit 3.15 is a true and accurate list of all licenses, certificates, permits, franchises, rights, code approvals and private product approvals (collectively, "Permits") held by the Company. Except for the Permits listed on Exhibit 3.15, there are no Permits, whether federal, state, local or foreign, which are necessary for the lawful operation of the business of the Company.

         (h) Insurance. Exhibit 3.16 contains an accurate and complete list of all policies of fire, liability, workers' compensation, title and other forms of insurance owned, held by or applicable to the Company (or its assets or business).. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with (i) all requirements of Law and (ii) all Contracts to which the Company is a party, and are valid, outstanding and enforceable policies. Such insurance policies provide types and amounts of insurance customarily obtained by businesses similar to the business of the Company. Except as set forth in Exhibit 3.16 the Company has not been refused any insurance with respect to its assets or operations, and its coverage has not been limited by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance, during the last three (3) years.

         3.8 Employee Benefits.

         (a) General. The Company is not a party to and does not participate in or have any liability or contingent liability with respect to:

                    (i) any "employee welfare benefit plan" or "employee pension benefit plan" as those terms are respectively defined in sections 3(1) and 3(2) of ERISA, other than a "multiemployer plan" (as defined in section 3(37) of ERISA) (referred to collectively hereinafter in this Section as "plans");

                   (ii) any retirement or deferred compensation plan, incentive compensation plan, stock plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangements for any current or former employee, director, consultant or agent, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an "employee benefit plan" (as defined in section 3(3) of ERISA) (referred to collectively hereinafter in this Section as "arrangements"); or

                  (iii) any employment, consulting or agency agreement (referred to collectively hereinafter in this Section as "agreements").

         (d) Multiemployer Plans. The Company has no employee pension benefit plan which is a multiemployer plan with respect to which the Company may have any liability (including any liability attributable to a current or former member of the Company's "controlled group" as defined in section 4001(a)(14) of ERISA).

         3.9 Employment and Labor Matters. Exhibit 3.18 contains a true, complete and accurate list of the names, titles, annual compensation (including all bonuses and similar payments made with respect to each such individual for the current and preceding fiscal years) of all directors, officers and employees of the Company who have an annual aggregate remuneration of $40,000 or more. The Company has and currently is conducting its business in full compliance with all Laws relating to employment and employment practices, terms and conditions of employment, wages and hours, affirmative action, and nondiscrimination in employment. The relationships of the Company with its employees are good; there is, and during the past five years there has been, no labor strike, dispute, slow-down, work stoppage or other labor difficulty actually pending or threatened against or involving the Company and no attempt is currently being made or during the past three years has been made to organize any employees of the Company to form or enter a labor union or similar organization. Exhibit 3.18 contains a list of all grievances by employees during the past three years which have resulted in a significant change in work practices or contract interpretation or terms or resulted in arbitration.

         3.10  Taxes.

         (a) The amounts provided as a liability on the Financial Statements for all Taxes are adequate to cover all unpaid liabilities for all Taxes, whether or not disputed, that have accrued with respect to or are applicable to the period ended on and including the Closing Date or to any years and periods prior thereto and for which the Company may be directly or contingently liable in its own right or as a transferee of the assets of, or successor to, any Person, including, without limitation, any liability arising under Treas. Reg. ? 1.1502-6. The Company has not incurred any Tax liabilities other than in the ordinary course of business for any taxable year for which the applicable statute of limitations has not expired; there are no Tax Liens (other than Liens for current Taxes not yet due and payable) upon the properties or assets of the Company. Except as set forth on Exhibit 3.10, the Company has not granted or been requested to grant any waiver of any statutes of limitations applicable to any claim for Taxes.

         (b) All federal, state, local and foreign income, corporation and other Tax Returns have been filed for the Company and the Group, and all other filings in respect of Taxes have been made for the Company and the Group, for all periods through and including the Closing Date as required by applicable Law. All Taxes shown as due on all such Tax Returns and other filings have been paid. Each such Tax Return and filing is true and correct and neither the Company nor the Group has or will have any additional liability for Taxes with respect to any Tax Return or other filing heretofore filed or which was required by Law to be filed, other than as reflected as liabilities on the Financial Statements (which shall not include any amount reflected as a liability for deferred taxes). Except as set forth in Exhibit 3.19, none of the Tax Returns or other filings that include the operations of the Company or the Group has ever been audited or investigated by any Governmental Authority, and no facts exist which would constitute grounds for the assessment of any additional Taxes by any

Governmental Authority with respect to the taxable years covered in such Tax Returns and filings. Except as set forth in Exhibit 3.10, no material issues have been raised in any examination by any Governmental Authority with respect to the business and operations of the Company or the Group which, by application of similar principles, reasonably could be expected to result in a proposed adjustment to the liability for Taxes for any other period not so examined. All Taxes which the Company and the Group are required by Law to withhold or collect, including without limitation, sales and use taxes, and amounts required to be withheld for Taxes of employees and other withholding taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper Governmental Authorities or are held in separate bank accounts for such purpose. All information returns required to be filed by the Company and the Group, or either of them, prior to the Closing Date have been (or will be) filed, and all statements required to be furnished to payees by the Company or the Group prior to the Closing Date have been furnished to such payees, and the information set forth on such information returns and statements is true, complete and correct.

         (c) Neither of Sellers is a "foreign person" as defined in Section 1445(f)(3) of the Code.

         (d) Neither the Company nor the Group is a party to or is otherwise subject to any arrangement having the effect of or giving rise to the recognition of a deduction or loss in a taxable period ending on or before the Closing Date, and a corresponding recognition of taxable income or gain in a taxable period ending after the Closing Date, or any other arrangement that would have the effect of or give rise to the recognition of taxable income or gain in a taxable period ending after the Closing Date without the receipt of or entitlement to a corresponding amount of cash.

         (e) Neither the Company nor the Group is subject to any joint venture, partnership or other arrangement or contract which is treated as a partnership for federal income tax purposes. Except for any tax-sharing agreement which is attached to Exhibit 3.19 as an exhibit, neither the Company nor the Group is a party to any tax-sharing agreement.

         (f) None of the assets of the Company constitutes tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code, and none of the assets reflected on the Financial Statements is subject to a lease, safe harbor lease or other arrangement as a result of which the Company is not treated as the owner for federal income tax purposes.

         (g) The Company has not made or become obligated to make, and will not as a result of any event connected with any transaction contemplated herein become obligated to make, any "excess parachute payment" as defined in Section 280G of the Code (without regard to subsection (b)(4) thereof).

         (h) The basis of all depreciable or amortizable assets, and the methods used in determining allowable depreciation or amortization (including cost recovery) deductions of the Company, are correct and in compliance with the Code and the regulations thereunder.

         3.11  No Defaults or Violations.

         (a) The Company has not breached any provision of, nor is it in default under the terms of, any Contract to which it is a party or under which it has any rights or by which it is bound, and no other party to any such Contract has breached such Contract or is in default thereunder.

         (b) The Company is in compliance with, and no violation exists under, any and all Laws applicable to the Company.

         (c) No notice from any Governmental Authority has been received by the Company claiming any violation of any Law (including any building, zoning or other ordinance) or requiring any work, construction or expenditure, or asserting any Tax, assessment or penalty.

         3.12  Environmental Matters.

         (a) The business, operations and facilities (whether owned or leased) of the Company, and all existing uses of and activities on or at any of the properties or facilities (whether owned or leased) of the Company, are in material compliance with all Environmental Laws in effect as of the date hereof, and no condition exists or event has occurred which, with or without notice or the passage of time or both, would constitute a violation of or give rise to any Lien under any Environmental Law;

         (b) The Company is in possession of all Environmental Permits necessary or desirable for the conduct or operation of its business (or any part thereof), and is in material compliance with all of the requirements, conditions and limitations included in such Environmental Permits;

(c) There is no, and the Company has not used or stored any, Hazardous Material in, on, or at any of the properties or facilities now or previously owned or leased by the Company except for inventories of substances listed on Exhibit 3.21 which are used or are to be used in the ordinary course of business (which inventories have been stored, used and disposed of in accordance with all applicable Environmental Laws and Environmental Permits)

         (d) The Company has not received any notice from any Governmental Authority or any other Person that any past or present aspect of the business, operations or facilities (whether owned or leased) of the Company is in violation of any Environmental Law or Environmental Permit, or that the Company is responsible or liable (or potentially responsible or liable) for the investigation, cleanup or remediation of any Hazardous Materials at any location;

         (e) The Company has not at any time deposited or incorporated any Hazardous Material into, on, beneath, or adjacent to any property;

         (f) The Company is not the subject of any litigation or proceedings in any forum, judicial or administrative, involving a demand for damages, injunctive relief, penalties, or other potential liability with respect to violations of or liability under any Environmental Law;

         (g) The Company has timely filed all reports and notifications required to be filed with respect to all of its operations, properties and facilities (whether owned or leased) and has generated and maintained all required records and data under all applicable Environmental Laws;

         (h) Neither the Company nor any predecessor thereof has transported or arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA or on any similar state list; and

         (i) No condition exists or has existed or event has occurred with respect to (i) any property that was at any time owned or leased, or any direct or indirect subsidiary that was at any time owned, by the Company, any predecessor to the Company or any Person that is or was an Affiliate of the Company, which property or subsidiary has been sold, transferred or disposed or for which any lease has terminated or (ii) any predecessor to the Company, that could (in the case of either of the foregoing clauses (i) or (ii)), with or without notice, passage of time or both, give rise to any present or future liability of the Company pursuant to any Environmental Law.

         3.13  Litigation.

         (a) There are no actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or threatened against or affecting the Company or any of its officers, directors, employees, agents or stockholders thereof in their capacity as such, or any of the Company's properties or businesses, and neither of Sellers is aware of any facts or circumstances which may give rise to any of the foregoing. All of the proceedings pending or threatened against the Company are fully covered by insurance policies (or other indemnification agreements with third parties) and are being defended by the insurers (or such third parties), subject to such deductibles as are set forth in such Schedule. The Company is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other Governmental Authority. The Company has not entered into any agreement to settle or compromise any proceeding pending or threatened against it which has involved any obligation other than the payment of money or for which the Company has any continuing obligation.

         (b) There are no claims, actions, suits, proceedings or investigations pending or threatened by or against the Company or either or both of Sellers with respect to this Agreement or the Related Agreements, or in connection with the transactions contemplated hereby or thereby, and neither of Sellers has any reason to believe there is a valid basis for any such claim, action, suit, proceeding, or investigation.

         3.14 No Conflict of Interest. Neither of Sellers nor any of their Affiliates have or claim to have any direct or indirect interest in any tangible or intangible property used in the business of the Company, except as a holder of Shares. Neither of Sellers nor any of their Affiliates have any direct or indirect interest in any other Person which conducts a business similar to, has any Contract or arrangement with, or does business or is involved in any way with, the Company, except for the ownership of less than 2% of any class of securities of any publicly held corporation.

         3.15 Bank Accounts. Exhibit 3.24 sets forth the names and locations of each bank or other financial institution at which the Company has an account (giving the account numbers) or safe deposit box and the names of all Persons authorized to draw thereon or have access thereto, and the names of all Persons, if any, now holding powers of attorney or comparable delegation of authority from the Company and a summary statement thereof.

         3.16 Claims Against Officers and Directors. There are no pending or threatened claims against any director, officer, employee or agent of the Company or any other Person which could give rise to any claim for indemnification against the Company.

         3.17 Due Diligence Materials. Sellers shall have provided to Buyer or its representatives, in accordance with the terms of Section 5.2, all documents of the character and type requested by Buyer in connection with its "due diligence" investigation of the Company, and there are no documents in the possession of Sellers, the Company or any of their respective agents or representatives of a character or type described in such requests which have not been so provided to Buyer or its representatives.

         3.18 Improper and Other Payments. To the best of Sellers' knowledge, except as set (a) neither the Company, any director, officer, employee, agent or representative of the Company, nor any Person acting on behalf of any of them, has made, paid or received any bribes, kickbacks or other similar payments to or from any Person, whether lawful or unlawful, (b) no contributions have been made, directly or indirectly, to a domestic or foreign political party or candidate and (c) no improper foreign payment (as defined in the Foreign Corrupt Practices Act) has been made.

         3.19 Brokers. None of Sellers or the Company has used any broker or finder in connection with the transactions contemplated hereby, and neither Buyer nor any Affiliate of Buyer has or shall have any liability or otherwise suffer or incur any Loss as a result of or in connection with any brokerage or finder's fee or other commission of any Person retained by either or both of Sellers or by the Company in connection with any of the transactions contemplated by this Agreement.

         3.20 Accuracy of Statements. Neither this Agreement nor any schedule, exhibit, statement, list, document, certificate or other information furnished or to be furnished by or on behalf of the Company or either or both of Sellers to Buyer or any representative or Affiliate of Buyer in connection with this Agreement or any of the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

         3.21 Investigation. It shall be no defense to an action for breach of this Agreement that Buyer or its agents have (or have not) made investigations into the affairs of the Company or that the Company or Sellers could not have known of the misrepresentation or breach of warranty.


                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to each of Sellers, as of the date of this Agreement and as of the Closing Date, as if such representations and warranties were remade on the Closing Date, as follows:

         4.1 Due Incorporation. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Kentucky , with all requisite power and authority to own, lease and operate its properties and to carry on its business as they are now being owned, leased, operated and conducted.

         4.2 Due Authorization. Buyer has full power and authority to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Buyer of this Agreement and Related Agreements have been duly and validly approved by the board of directors of Buyer and no other actions or proceedings on the part of Buyer are necessary to authorize this Agreement, the Related Agreements and the transactions contemplated hereby and thereby. Buyer has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered the Related Agreements. This Agreement and the Related Agreements constitute legal, valid and binding obligations of Buyer, in each case enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

         4.3  Consents and Approvals; Authority Relative to This Agreement.

         (a) No consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this Agreement is necessary in connection with the execution, delivery and performance by Buyer of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby.

         (b) The execution, delivery and performance by Buyer of this Agreement and its Related Agreements do not and will not, and the consummation of the transactions contemplated hereby and thereby does not and will not, (i) violate any Law; or (ii) violate or conflict with any provision of the certificate of incorporation, charter, bylaws or similar organizational instruments of Buyer.


                                    ARTICLE V

                                    COVENANTS

         5.1 Implementing Agreement. Subject to the terms and conditions hereof, each party hereto shall use its reasonable best efforts to take all action required of it to fulfill its obligations under the terms of this Agreement and to facilitate the consummation of the transactions contemplated hereby. Each Seller agrees that unless this Agreement is terminated in accordance with the provisions of Section 9.1, each Seller will not encumber the Shares, will not sell the Shares to any Person other than Buyer (or an Affiliate of Buyer) and will not take any other action which would have the effect of preventing or disabling each Seller's respective performance of its obligations under this Agreement.

         5.2.  Access to Information and Facilities.

         (a) From and after the date of this Agreement or such earlier time as Buyer and Sellers shall have mutually agreed, Sellers shall, and shall cause the Company to, give Buyer and Buyer's representatives unrestricted access during normal business hours to all of the facilities, properties, books, Contracts, commitments and records of the Company and shall make the officers and employees of the Company available to Buyer and its representatives as Buyer and its representatives shall from time to time request; provided, however, that access to Company Confidential Information shall be provided not later than ten Business Days prior to the Closing. Buyer and its representatives will be furnished with any and all information concerning the Company which Buyer or its representatives reasonably request.

         (b) Except as may be reasonably necessary to carry out this Agreement and the transactions contemplated hereby, Buyer will not, will cause its Affiliates not to, and will instruct its and its Affiliates' agents and financing sources not to disclose Company Confidential Information to any Person other than Buyer's employees, agents and financing sources on a "need to know" basis without the prior consent of the Company, unless compelled to disclose any such Company Confidential Information by judicial or administrative process or, in the opinion of Buyer's counsel, by other requirements of law.

         (c) Except as may be reasonably necessary to carry out this Agreement and the transactions contemplated hereby, Sellers will not, will cause their Affiliates to not, and will instruct their and their Affiliates' agents and financing sources to not disclose any Buyer Confidential Information to any Person other than Sellers' or the Company's employees, agents and financing sources without the prior consent of Buyer, unless compelled to disclose any such Buyer Confidential Information by judicial or administrative process or, in the opinion of Sellers' counsel, by other requirements of law.

         5.3 Preservation of Business. From the date of this Agreement until the Closing Date, Sellers shall cause the Company to operate only in the ordinary and usual course of business and consistent with past practice, and shall use their best efforts to (a) maintain the assets of the Company in substantially their current state of repair, excepting normal wear and tear, and preserve intact the present business organization and personnel of the Company, (b) preserve the goodwill and advantageous relationships of the Company with customers, suppliers, independent contractors, employees and other Persons material to the operation of its business, and (c) not permit any action or omission which would cause any of the representations or warranties of Sellers contained herein to become inaccurate or any of the covenants of Sellers to be breached.

         5.4 Consents and Approvals. Sellers shall use their best efforts, and shall cause the Company to use its best efforts, to obtain all consents, approvals, certificates and other documents required in connection with the performance by any such parties of this Agreement and their respective Related Agreements and the consummation of the transactions contemplated hereby and thereby. Sellers shall, and shall cause the Company to, make all filings, applications, statements and reports to all Governmental Authorities and other Persons which are required to be made prior to the Closing Date by or on behalf of either or both of Sellers, the Company or any of their respective Affiliates pursuant to any applicable Law or Contract in connection with this Agreement or any of their respective Related Agreements and the transactions contemplated hereby and thereby, including prompt filings under the HSR Act and expedited submission of all materials required by any Governmental Authority in connection with such filings. Buyer shall make all filings, applications, statements and reports to all Governmental Authorities and other Persons which are required to be made prior to the Closing Date by or on behalf of Buyer or any of its Affiliates pursuant to any applicable Law or Contract in connection with this Agreement or any Related Agreement and the transactions contemplated hereby and thereby, including prompt filings under the HSR Act and expedited submission of all materials required by any Governmental Authority in connection with such filings.

         5.5 Maintenance of Insurance. Sellers shall cause the Company to continue to carry its existing insurance through the Closing Date, and shall not allow any breach, default, termination or cancellation of such insurance policies or agreements to occur or exist.

         5.6 Resignation of Officers and Directors. Sellers shall cause each officer and member of the Board of Directors of, and each trustee or fiduciary of any plan or arrangement involving employee benefits of, the Company, if so requested by Buyer, to tender his or her resignation from such position effective as of the Closing. Prior to resignation, Sellers shall cause appointment of the designees of the Buyer to hold positions as Officers and Directors.

         5.7  Supplemental Information.

         (a) From time to time prior to the Closing, Sellers will promptly disclose in writing to Buyer any matter hereafter arising which, if existing, occurring or known at the date of this Agreement would have been required to be disclosed to Buyer or which would render inaccurate any of the representations, warranties or statements set forth herein. No information provided to a party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or covenant made in this Agreement.

         (b) From time to time prior to the Closing, Buyer will promptly disclose in writing to Sellers any matter hereafter arising which, if existing, occurring or known at the date of this Agreement would have been required to be disclosed to Sellers or which would render inaccurate any of the representations, warranties or statements set forth in Article IV hereof. No information provided to a party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or covenant made in this Agreement.

         5.8  Exclusivity.

         Neither of Sellers and none of the Company or any of their respective directors, officers, employees, representatives, agents or Affiliates shall, directly or indirectly, solicit, initiate, encourage, respond favorably to, permit or condone inquiries or proposals from, or provide any confidential information to, or participate in any discussions or negotiations with, any

Person (other than Buyer, and the respective directors, officers, employees, representatives and agents) concerning (i) any merger, sale of assets not in the ordinary course of business, acquisition, business combination, change of control or other similar transaction involving the Company, or (ii) any purchase or other acquisition by any Person of the Shares, or (iii) any sale or issuance by the Company of any shares of its capital stock. Sellers will promptly advise Buyer of, and communicate to Buyer the terms and conditions of (and the identity of the Person making), any such inquiry or proposal received.

         5.9  Tax Indemnity.

         (a) For purposes of this Agreement, "Tax Indemnification Period" means the period, (including all prior taxable years) ending on and including the Closing Date. For any taxable year of the Company that does not end on, and would otherwise extend beyond, the Closing Date, there shall be a deemed short taxable year ending on and including such date and a second deemed short taxable year beginning on and including the day after such date. For purposes of allocating gross income and deductions between deemed short taxable years, the books of the Company shall be closed as of the close of business of the Closing Date, and all amounts of income, gain, loss and deduction shall be reflected in the period in which such items accrued under the Company's normal tax accounting methods.

         (b) Sellers agree to jointly and severally indemnify Buyer against, and agree to hold it harmless from, any and all Losses incurred or suffered by it relating to or arising out of or in connection with any and all Taxes that have become due and payable during, or which have accrued with respect to the Company for, any period included in the Tax Indemnification Period and that have not been paid prior to the Closing Date or reserved on the Financial Statements (which reserves shall not take into account any liability for deferred taxes). Any Taxes attributable to the operations of the Company payable as a result of an audit of any Tax Return shall be deemed to have accrued in the period to which such Taxes are attributable.

         5.10 Termination of Certain Agreements. Each Seller shall, and each Seller agrees that it shall cause the Company to, and the Company shall, effective as of the Closing, without any cost to the Company, terminate, rescind, cancel and render void and of no effect all of the Contracts between the Company on the one hand and such Seller or any of its Affiliates, as the case may be (other than the Company) on the other hand, and those Contracts entered into pursuant to this Agreement.

         5.11 Required Information for Internal Revenue Service Form 8820. Sellers shall provide Buyer or the Company with all information requested by Buyer or the Company for purposes of completing Internal Revenue Service Form 8820 with respect to the transactions described in this Agreement. Such information shall be provided in writing within 15 days of the receipt by Sellers of a request for such information.

                                   ARTICLE VI

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

         The obligations of Buyer under Article II of this Agreement are subject to the satisfaction or waiver by Buyer of the following conditions precedent on or before the Closing Date:

         6.1 Warranties True as of Both Present Date and Closing Date. The representations and warranties of Sellers contained herein shall have been accurate, true and correct on and as of the date of this Agreement, and shall also be accurate, true and correct on and as of the Closing Date with the same force and effect as though made by Sellers on and as of the Closing Date, unless, in each case, any such inaccuracy, untruth or incorrectness with respect thereto shall not (i) have been willful on the part of either Seller and (ii) be reasonably likely to result in a Company Material Adverse Effect.

         6.2 Compliance with Agreements and Covenants. Sellers and the Company shall have performed and complied with all of their respective covenants, obligations and agreements contained in this Agreement to be performed and complied with by them on or prior to the Closing Date.

         6.3 Consents and Approvals. Buyer shall have received written evidence satisfactory to Buyer that all consents and approvals required for the consummation of the transactions contemplated hereby or the ownership and operation by Buyer of the Company and its business have been obtained, and all required filings have been made, including those set forth on Exhibit 3.3, and excluding those excluded as set forth on Exhibit 3.3.

         6.4 Documents. Buyer shall have received all of the agreements, documents and items specified in Section 8.2.

         6.5 Due Diligence Review. Buyer shall have been satisfied with (i) the results of its investigation and review of the business, operations, assets, liabilities, results of operations, cash flows, condition and prospects of, and other matters relating to, the Company and (ii) the results of its investigation and review that there is no material adverse misstatement with respect to Sellers' representations set forth herein.

         6.6 Delivery of Exhibits. All exhibits respecting the Company and/or Sellers or either of them have been delivered in final form at least five Business Days prior to the Closing Date (not counting the Closing Date as one of such Days) and no such exhibit contains or reflects a Material Adverse Change from the last previous draft of such exhibit or, if none, the last oral discussion or written memorandum respecting such exhibit or schedule.

         6.7 No Material Adverse Change. No Company Material Adverse Change shall have occurred and no event shall have occurred which, in the reasonable judgment of Buyer, is reasonably likely to have a Company Material Adverse Effect.

         6.8 Actions or Proceedings. No action or proceeding by any Governmental Authority or other Person shall have been instituted or threatened which (a) might have a Company Material Adverse Effect, or (b) could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Agreement or any of the Related Agreements or the consummation of the transactions contemplated hereby or thereby or any integration of any operations of the Company with those of Buyer and its Affiliates.


                                   ARTICLE VII

                 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS

         The obligations of Sellers under Article II of this Agreement are subject to the satisfaction or waiver by Sellers of the following conditions precedent on or before the Closing Date:

         7.1 Warranties True as of Both Present Date and Closing Date. The representations and warranties of Buyer contained herein shall have been accurate, true and correct on and as of the date of this Agreement, and shall also be accurate, true and correct on and as of the Closing Date with the same force and effect as though made by Buyer on and as of the Closing Date.

         7.2 Compliance with Agreements and Covenants. Buyer shall have performed and complied with all of its respective covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

         7.3 Documents. Seller shall have received all of the agreements, documents and items specified in Section 8.3.

         7.4 Actions or Proceedings. No action or proceeding by any Governmental Authority or other Person shall have been instituted or threatened which could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Agreement or any of the Related Agreements or the consummation of the transactions contemplated hereby or thereby or any integration of any operations of the Company with those of Buyer and its Affiliates, including its Subsidiaries.

         7.5 Consents and Approvals. Sellers shall have received written evidence satisfactory to Sellers that all consents and approvals required for the consummation of the transactions contemplated hereby have been obtained, and all required filings have been made, including those set forth in Exhibit 4.3.

         7.6 Reporting Status. The Company shall continue to submit current reports required to be filed with the Securities and Exchange Commission and shall provide copies of any reports filed to Buyer..

         7.7 Listing Requirement. The Company shall take whatever action required to not incur a cessation of the listing of its shares of common stock on the Over the Counter Bulletin Board.

                                  ARTICLE VIII

                                     CLOSING

         8.1 Closing. The Closing shall be scheduled to occur at the offices of NevWest Securities Corp., 2654 West Horizon Ridge Parkway, Suite B-3, Henderson, Nevada, at 10:00 a.m. on the earlier of: (i) October 31, 2001, or (ii) such later date as the parties hereto shall mutually agree. The Closing, and all transactions to occur at the Closing, shall be deemed to have taken place at, and shall be effective as of, the close of business on the Closing Date.

         8.2 Deliveries by Sellers. At the Closing, in addition to any other documents or agreements required under this Agreement, Sellers shall deliver to Buyer the following:

         (a) Certificates evidencing all of the Shares, which certificates shall be duly endorsed in blank or accompanied by duly executed stock powers;

         (b) Appointment of directors and officers of the Company to be selected by Buyer.

         (c ) The resignations of Martin Bothmann and Michael Zuliani as directors and officers of the Company;

         (d) Evidence, in form satisfactory to Buyer, that all consents and approvals have been obtained;

         (e) A written statement from each Person holding a Lien upon any of the assets of the Company, or upon any Shares, confirming the repayment of the indebtedness secured thereby and the release as of the Closing Date of (i) such Lien and (ii) all obligations under any and all Contracts relating thereto;

         (f) The Certificates of Incorporation or similar instruments of the Company certified by the Secretary of State or equivalent Person of the jurisdiction of incorporation of the Company, and Bylaws or similar instruments of the Company, certified by the Secretary of the Company;

         (g) Certificates of Good Standing for the Company from the States of Nevada and [Indiana];

         (h) An opinion, dated the Closing Date, of counsel for Sellers and the Company substantially in the form attached hereto as Exhibit 8.2(h);

         (i) A certificate of the Company's Secretary certifying resolutions of the Board of Directors of the Company approving this Agreement, the Company's Related Agreements and the transactions contemplated hereby and thereby (together with an incumbency and signature certificate regarding the officer(s) signing on behalf of the Company).

         8.3 Deliveries by Buyer. At the Closing, Buyer shall deliver to Sellers the following:

         (a) The respective aggregate amounts payable to each Seller at the Closing pursuant to Section 2.2;

         (b) A certificate, dated the Closing Date, of an executive officer of Buyer, certifying as to compliance by Buyer as the case may be, with Sections
7.1 and 7.2;

         (c) Certificates of Buyer's secretary certifying resolutions of the board of directors of parties approving this Agreement and its Related Agreements and the transactions contemplated hereby and thereby (together with an incumbency and signature certificate regarding the officer(s) signing on behalf of Buyer);

         (d) Evidence, in form satisfactory to Sellers, that all consents and approvals referred to in Exhibit 4.3 have been obtained; and

         (e) An opinion, dated the Closing Date, of counsel for Buyer, substantially in the form of Exhibit 8.3(e).


                                   ARTICLE IX

                                   TERMINATION


         9.1.  Prior to or at Closing.

         9.1.1 This Agreement may be terminated at any time prior to or at the Closing by the mutual written consent of all parties to this Agreement.

         9.1.2. This Agreement may be terminated by Company and the Sellers if the conditions precedent set forth in Article VII shall have not been complied with, waived or performed and such noncompliance or nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) by Buyer on or before Midnight, Eastern Time on November 30, 2001 (the "Termination Date").

         9.1.3. This Agreement may be terminated by Buyer if the conditions precedent set forth in Article VI shall have not been complied with, waived or performed and such noncompliance or nonperformance shall not have been cured or eliminated by the Company and/or the Sellers on or before November 30, 2001.

         9.1.4. The Company may terminate this Agreement at any time prior to or at the Closing if any of the representations and warranties of Buyer in Article IV of this Agreement were incorrect, untrue or false in any material respect as of the Agreement date or are incorrect, untrue or false in any material respect as of the proposed Closing date or Buyer has breached any of their respective covenants of this Agreement, but in any case, only to the extent that such incorrectness, untruth, falsity or breach shall cause the condition contained herein to have failed, and the responsible party has not cured such breach prior to the earlier of (i) the Closing, or (ii) thirty (30) days after the Company has given such party a written notice of its intention to terminate this Agreement pursuant to this subsection.

         9.1.6. Buyer may terminate this Agreement at any time prior to or at the Closing if any of the representations and warranties of the Company and/or the Seller in Article III of this Agreement were incorrect, untrue or false in any material respect as of the Agreement date or are incorrect, untrue or false in any material respect as of the proposed Closing date or any of such parties has breached any of its covenants under this Agreement, and it has not cured such breach prior to the earlier of (i) the Closing, or (ii) thirty (30) days after Buyer has given a written notice of his intention to terminate this Agreement to the breaching party pursuant to this subsection. Notwithstanding the foregoing, Buyer may terminate this Agreement at any time prior to or at the Closing if the Company shall have breached its covenants contained in herein.


         9.2. Notice. Any termination of this Agreement under this Article IX will be effective by the delivery of notice of the terminating party to the other parties hereto.

         9.3. No Liability for Proper Termination. Any termination of this Agreement in accordance with this Article IX will be without further obligation or liability upon any party in favor of the other party hereto or to its stockholders In the event of the termination of this Agreement pursuant to this
Article IX, this Agreement shall thereafter become void and have no effect and each party shall be responsible for its own expenses incurred in connection herewith.

                                    ARTICLE X

                                 INDEMNIFICATION


         10.1. Survival of Representations. All representations, warranties and covenants of Buyer, The Company and Newco contained in this Agreement will remain operative and in full force and effect, regardless of any investigation made by other parties to this Agreement until that date which is the earlier of
(i) the termination of this Agreement or (ii) twelve (12) months after the Closing Date.


         10.2.  Agreement to Indemnify.

         10.2.1. Buyer agrees to indemnify and hold harmless The Company and the Sellers, their officers, directors, agents, shareholders and employees, and each person, if any, who controls or may control those parties within the meaning of the 1933 Act or the 1934 Act (each hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against any and all claims, demands, suits, actions, causes of actions, losses, costs, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees, other professionals' and experts' reasonable fees and court or arbitration costs (hereinafter collectively referred to as "Damages") incurred and arising out of any inaccuracy, misrepresentation, breach of, or default in, any of the representations, warranties or covenants given or made by Buyer in this Agreement or in any certificate delivered by or on behalf of Buyer pursuant hereto (if such inaccuracy, misrepresentation, breach or default existed at the Closing Date). Any claim of indemnity made by an Indemnified Person under this section must be asserted in a writing delivered to Buyer by no later than thirty notice of such claim.

         10.2.2. The Company agrees to indemnify and hold harmless Buyer and their officers, directors, agents, shareholders and employees, and each person, if any, who controls or may control those parties within the meaning of the 1933 Act or the 1934 Act (each hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against any and all claims, demands, suits, actions, causes of actions, losses, costs, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees, other professionals' and experts' reasonable fees and court or arbitration costs (hereinafter collectively referred to as "Damages") incurred and arising out of any inaccuracy, misrepresentation, breach of, or default in, any of the representations, warranties or covenants given or made by The Company in this Agreement or in any certificate delivered by or on behalf of The Company pursuant hereto (if such inaccuracy, misrepresentation, breach or default existed at the Closing Date). Any claim of indemnity made by an Indemnified Person under this section must be asserted in a writing delivered to Buyer notice of such claim.

         10.2.3. Sellers agree to indemnify and hold harmless The Company and Buyer their officers, directors, agents, shareholders and employees, and each person, if any, who controls or may control those parties within the meaning of the 1933 Act or the 1934 Act (each hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against any and all claims, demands, suits, actions, causes of actions, losses, costs, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees, other professionals' and experts' reasonable fees and court or arbitration costs (hereinafter collectively referred to as "Damages") incurred and arising out of any inaccuracy, misrepresentation, breach of, or default in, any of the representations, warranties or covenants given or made by Newco in this Agreement or in any certificate delivered by or on behalf of the Seller pursuant hereto (if such inaccuracy, misrepresentation, breach or default existed at the Closing Date). Any claim of indemnity made by an Indemnified Person under this section must be asserted in a writing delivered to the Sellers by no later than thirty (30) days notice of such claim.

         10.3. Notice. A party entitled to indemnification hereunder (an "Indemnified Party") agrees to notify each party required to indemnify hereunder (an "Indemnifying Party") with reasonable promptness of any claim asserted against it in respect to which any Indemnifying Party may be liable under this Agreement, which notification shall be accompanied by a written statement setting forth the basis of such claim and the manner of calculation thereof. An Indemnifying Party shall have the right to defend any such claim at its or his own expense and with counsel of its or his choice; provided, however, that such counsel shall have been approved by the Indemnified Party prior to engagement, which approval shall not be unreasonably withheld or delayed; and provided further, that the Indemnified Party may participate in such defense, if it so chooses, with its own counsel and at its own expense.


                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 Expenses. Sellers shall pay all expenses of Sellers and the Company (including attorneys' fees and expenses) and Buyer shall pay all expenses of Buyer (including attorneys' fees and expenses), in each case incurred in connection with this Agreement and the transactions contemplated hereby. Sellers shall pay all sales, use, stamp, transfer, service, recording, real estate and like taxes or fees, if any, imposed by any Governmental Authority in connection with the transfer and assignment of the Shares.

         11.2 Amendment. This Agreement may be amended, modified or supplemented but only in writing signed by each of the parties hereto.

         11.3 Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service, (b) on the date of transmission if sent by telex, facsimile or other wire transmission or (c) six Business Days after being deposited in the U.S. or Canadian mail, certified or registered mail, postage prepaid:

         (a)      If to Sellers, addressed as follows:

                  Martin Bothmann, Michael Zuliani, Colin Fidler,
                  Christine Recarey, St. Andrews Venture Capital and
                  Brian Paradis
                  2654 West Horizon Ridge Parkway, Suite B-3
                  Henderson, Nevada  89052

         (b)      If to Buyer, addressed as follows:

                  Midwest Merger Management, LLC.
                  1700 Kentucky Life Building
                  239 S. Fifth Home Street
                  Louisville, Kentucky  40202

                  with a copy to:

                  Levy, Boonshoft & Spinelli, P.C.
                  477 Madison Avenue
                  New York, New York  10022
                  Attention:  Charles J. Spinelli, Esq.

         (c)      If to the Company, addressed as follows:

                  Certified Services, Inc.
                  4850 W. Flamingo Road, #23
                  Las Vegas, Nevada  89103

                  with a copy to:

                  ---------------------------
                  ---------------------------
                  ---------------------------

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

         11.4  Effect of Investigation.

         (a) Any due diligence review, audit or other investigation or inquiry undertaken or performed by or on behalf of Buyer shall not limit, qualify, modify or amend the representations, warranties or covenants of, or indemnities by, Sellers or the Company made or undertaken pursuant to this Agreement, irrespective of the knowledge and information received (or which should have been received) therefrom by Buyer.

         (b) Any due diligence review, audit or other investigation or inquiry undertaken or performed by or on behalf of Sellers or the Company shall not limit, qualify, modify or amend the representations, warranties and covenants of, or indemnities by, Buyer made or undertaken pursuant to this Agreement, irrespective of the knowledge and information received (or which should have been received) therefrom by Sellers or the Company.

         11.5 Waivers. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

         11.6 Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11.7 Interpretation. The headings preceding the text of Articles and Sections included in this Agreement and the headings to Exhibits attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Underscored references to Articles, Sections, Subsections or Exhibits shall refer to those portions of this Agreement. Consummation of the transactions contemplated herein shall not be deemed a waiver of a breach of or inaccuracy in any representation, warranty or covenant or of any party's rights and remedies with regard thereto. No specific representation, warranty or covenant contained herein shall limit the generality or applicability of a more general representation, warranty or covenant contained herein. A breach of or inaccuracy in any representation, warranty or covenant shall not be affected by the fact that any more general or less general representation, warranty or covenant was not also breached or inaccurate.



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

         11.8 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

         11.9 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective estates, heirs, legal representatives, successors and assigns; provided, however, that no assignment of any rights or obligations shall be made by any party hereto without the written consent of each other party hereto, except that Buyer may assign its rights hereunder, but not its obligations, without such consent to any Affiliate of Buyer.

         11.10 No Third-Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and, to the extent provided herein, their respective estates, heirs, successors, Affiliates, directors, officers, employees, agents and representatives, and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.



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


         11.11 Publicity. Prior to the Closing Date, except as required by Law or the rules of any stock exchange, no public announcement or other publicity regarding the transactions referred to herein shall be made by Buyer, Sellers, the Company or any of their respective Affiliates, officers, directors, employees, representatives or agents, without the prior written agreement of Buyer and Sellers, in any case, as to form, content, timing and manner of distribution or publication; provided, however, that nothing in this Section shall prevent such parties from discussing such transactions with those Persons whose approval, agreement or opinion, as the case may be, is required for consummation of such particular transaction or transactions.

         11.12 Further Assurances. Upon the reasonable request of Buyer, each Seller will on and after the Closing Date execute and deliver to Buyer such other documents, releases, assignments and other instruments as may be required to effectuate completely the transfer and assignment to Buyer of, and to vest fully in Buyer title to, the Shares, and to otherwise carry out the purposes of this Agreement.

         11.13 Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

         11.14 Remedies Cumulative. Unless otherwise specified, the remedies provided in this Agreement shall be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by law, in equity or otherwise.

         11.15 Entire Understanding. This Agreement and the Related Agreements set forth the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings among the parties.

         11.16 Jurisdiction of Disputes; Waiver of Jury Trial. In the event any party to this Agreement commences any litigation, proceeding or other legal action in connection with or relating to this Agreement, any Related Agreement or any matters described or contemplated herein or therein, with respect to any of the matters described or contemplated herein or therein, the parties to this Agreement hereby (a) agree under all circumstances absolutely and irrevocably to institute any litigation, proceeding or other legal action in a court of competent jurisdiction located within the County of New York, State of New York, whether a state or federal court; (b) agree that in the event of any such litigation, proceeding or action, such parties will consent and submit to personal jurisdiction in any such court described in clause (a) of this Section and to service of process upon them in accordance with the rules and statutes governing service of process (it being understood that nothing in this Section shall be deemed to prevent any party from seeking to remove any action to a federal court in New York, New York); (c) agree to waive to the full extent permitted by law any objection that they may now or hereafter have to the venue of any such litigation, proceeding or action in any such court or that any such litigation, proceeding or action was brought in an inconvenient forum; (d) agree that nothing herein shall affect the rights of any party to effect service of


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process in any other manner permitted by Law. EACH PARTY HERETO WAIVES THE RIGHT
TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, AND AGREE TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                           MIDWEST MERGER MANAGEMENT, LLC


                                           By:_______________________________
                                                Michelle Brown

                                           ---------------------------------
                                           Martin Bothmann

                                           ---------------------------------
                                           Michael Zuliani

                                           ---------------------------------
                                           Colin Fidler

                                           ---------------------------------
                                           Christine Recarey

                                           ---------------------------------
                                           Brian Paradis

                                           ---------------------------------
                                           St. Andrews Venture Capital


                                           CERTIFIED SERVICES, INC.

                                           By:_______________________________
                                                Martin Bothmann, Secretary







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